SCUDDER
INVESTMENTS(SM)
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-------------------------
BOND
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Scudder International
Bond Fund

Fund #018

Annual Report
October 31, 1999

The fund seeks to provide income. As a secondary objective, the fund seeks protection and possible enhancement of principal.

A no-load fund with no commissions to buy, sell, or exchange shares.

Content
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               4    Letter from the Fund's President

               6    Performance Update

               8    Portfolio Summary

              10    Portfolio Management Discussion

              17    Investment Portfolio

              21    Financial Statements

              24    Financial Highlights

              25    Notes to Financial Statements

              33    Report of Independent Accountants

              34    Tax Information

              35    Officers and Directors

              36    Investment Products and Services

              38    Scudder Solutions


2 SCUDDER INTERNATIONAL BOND FUND

Scudder International Bond Fund
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ticker symbol SCIBX                                              fund number 018
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Date of Inception:
7/6/88
                      o Scudder International Bond Fund provided a total return of -2.70% for the 12-month period ended
                           October 31, 1999, outperforming the -2.98% return realized by the Salomon Brothers non-U.S. World Government Bond Index.

Total Net Assets as of 10/31/99:
$115 million
                      o A year ago, investors had a low appetite for risk following Russia's bond default and the selloff in emerging markets. However, accommodative monetary policies from major central banks helped restore a bullish environment for U.S. and overseas markets.

                      o The acceleration in global growth and the good stabilization of commodity prices are both positive for emerging markets. We are, therefore, considering an increase in the fund's exposure to emerging markets debt.


                                               SCUDDER INTERNATIONAL BOND FUND 3

Letter from the Fund's President
--------------------------------------------------------------------------------

[PHOTO]

Nicholas Bratt,
President,
Scudder International
Bond Fund

Dear Shareholders,

Over the past 12 months, international bond investors have taken a more favorable attitude toward risk, as major central banks have worked to keep rising interest rates from hampering growth. In this environment, Scudder International Bond Fund provided a total return of -2.70%, outperforming the -2.98% return realized by the Salomon Brothers non-U.S. World Government Bond Index.

As portfolio managers Jan Faller and Jeremy Ragus discuss in the interview that begins on page 10, the fund has benefited from its exposure to emerging markets, which have significantly outperformed developed markets over the past year, an indication of how the general improvement in economic growth has bolstered these markets. Through its use of rigorous fundamental and quantitive research, combined with disciplined risk management, Scudder International Bond Fund was well positioned to take advantage of opportunities in these markets.

Finally, it should be noted that Daniel Pierce retired in June of this year as President of Scudder International Bond Fund, at which time I assumed that role and its responsibilities. We are fortunate that Dan's longstanding affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel going forward. I am pleased to join the International Bond Fund's team in this capacity, and look forward to serving your interests.


4 SCUDDER INTERNATIONAL BOND FUND

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Thank you for your continued investment in Scudder International Bond Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-SCUDDER (1-800-728-3337), or visit our Web site at www.scudder.com.

Sincerely

/s/ Nicholas Bratt

Nicholas Bratt
President,
Scudder International Bond Fund


                                               SCUDDER INTERNATIONAL BOND FUND 5

Performance Update
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                                                                October 31, 1999

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Growth of a $10,000 Investment
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THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                               Salomon Brothers
                               Non-U.S. Dollar
     Scudder International     World Government
          Bond Fund              Bond Index*

'89         10000                    10000
'90         12465                    11703
'91         14346                    12678
'92         16809                    14899
'93         19290                    16569
'94         17995                    18028
'95         18975                    20765
'96         19885                    21895
'97         19449                    21826
'98         21145                    24621
'99         20575                    23887


                         Yearly periods ended October 31

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Fund Index Comparison
--------------------------------------------------------------------------------
                                                          Total Return
                              Growth of                                  Average
Period ended 10/31/1999        $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder International Bond Fund
--------------------------------------------------------------------------------
1 year                        $  9,730               -2.70%              -2.70%
5 year                        $ 11,433               14.33%               2.72%
10 year                       $ 20,575              105.75%               7.48%
--------------------------------------------------------------------------------
Salomon Brothers Non-U.S. Dollar World Government Bond Index*
--------------------------------------------------------------------------------
1 year                        $  9,702               -2.98%              -2.98%
5 year                        $ 13,250               32.50%               5.79%
10 year                       $ 23,887              138.87%               9.09%

* The unmanaged Salomon Brothers Non-U.S. Dollar World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvestment of dividends, and unlike Fund returns, do not reflect any fees or expenses.


6 SCUDDER INTERNATIONAL BOND FUND

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Returns and Per Share Information
--------------------------------------------------------------------------------

                         Yearly periods ended October 31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE SCUDDER INTERNATIONAL BOND FUND TOTAL RETURN (%) AND
SALOMON BROTHERS NON-U.S. DOLLAR WORLD GOVERNMENT BOND INDEX* TOTAL RETURN (%)

                    1990     1991     1992     1993     1994     1995     1996     1997     1998     1999
---------------------------------------------------------------------------------------------------------
Fund Total
Return (%)         24.65    15.08    17.17    14.77    -6.71     5.44     4.80    -2.19     8.72    -2.70

Index Total
Return (%)         17.03     8.33    17.53    11.21     8.81    15.18     5.44     -.32    12.81    -2.98

Net Asset
Value ($)          13.02    12.63    13.44    13.88    11.70    11.41    11.26    10.44    10.70     9.96

Dividends ($)       1.14     1.19     1.08      .95      .96      .89      .67      .57      .60      .46

Capital Gains
Distributions ($)    .08     1.02      .21      .46      .34       --       --       --       --       --

* The unmanaged Salomon Brothers Non-U.S. Dollar World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvestment of dividends, and unlike Fund returns, do not reflect any fees or expenses.

      All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the one year, five year and ten year periods would have been lower.


                                               SCUDDER INTERNATIONAL BOND FUND 7
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Portfolio Summary
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                                                                October 31, 1999

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Geographical Exposure
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The fund benefited from its exposure to emerging markets, which have significantly outperformed developed markets over the past year.

United States             21.4%
Japan                     15.3%
France                    14.8%
Germany                   14.1%
Spain                     12.1%
Norway                     9.9%
United Kingdom             6.5%
Mexico                     1.2%
Turkey                     0.6%
Panama                     0.5%
Argentina                  0.5%
Brazil                     0.4%
Bulgaria                   0.4%
Jamaica                    0.3%
South Africa               0.3%
Colombia                   0.3%
Venezuela                  0.3%
Philippines                0.3%
Other                      0.8%
----------------------------------
                         100.0%
----------------------------------


8 SCUDDER INTERNATIONAL BOND FUND

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--------------------------------------------------------------------------------
Interest Rate Exposure
--------------------------------------------------------------------------------
The inflation and interest rate enevironment have remained generally benign.

Euro                      43.9%
Japan                     18.1%
United States             16.4%
United Kingdom            11.3%
Norway                     9.9%
Other                      0.4%
----------------------------------
                         100.0%
----------------------------------

--------------------------------------------------------------------------------
Currency Exposure(a)
--------------------------------------------------------------------------------
The fund maintained partial hedges on the Euro and on the Yen, which benefited overall return.

United States             40.1%
Euro                      33.3%
Japan                     14.7%
United Kingdom             5.1%
Norway                     3.7%
Sweden                     1.3%
Other                      1.8%
----------------------------------
                         100.0%
----------------------------------


(a) Currency exposure after taking into account the effects of foreign currency options, futures, and forward contracts.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                                               SCUDDER INTERNATIONAL BOND FUND 9
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Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                October 31, 1999

In the following interview, lead portfolio manager Jan Faller and portfolio manager Jeremy Ragus discuss Scudder International Bond Fund's strategy and the market environment for the 12-month period ended October 31, 1999.

      Q: How did the fund perform over the past year?

      A: The Scudder International Bond Fund had a total return of -2.70% over the last twelve months, compared with a return of -2.98% for its benchmark, the Salomon Brothers non-U.S. World Government Bond Index. The fund's return compared favorably with its competitors as it ranked in the second quartile of its Lipper peer group. The fund benefited from its use of currency hedging, selective exposure to emerging markets, and country allocation.

      Q: How would you characterize market conditions during this period?

      A: Market conditions changed dramatically over the past 12 months. In October 1998, investors still had a very low appetite for risk and there was substantial nervousness in response to Russia's default and the significant sell-off in emerging markets. In the United States, the corporate bond market sold off in sympathy, which widened credit spreads. The Federal Reserve Board (the Fed) lowered short-term interest rates by 75 basis points (0.75%), essentially injecting liquidity into unstable global financial markets.

      The market's appetite for risk gradually returned as we began 1999, thanks to Fed policy. The first evidence of this was reflected in the lack of a negative reaction to Brazil's devaluation of its currency, the real, early in the year. As the year progressed, U.S. equity markets rallied, which proved to be bullish both for emerging markets and U.S. corporate debt. Economic growth remained strong in the United States and improved in every other major region around the globe.

      The positive economic growth picture, combined with increasing risk tolerance among market participants, led


10 SCUDDER INTERNATIONAL BOND FUND

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      nearly all central banks to change their stances since mid-1999. The Fed raised short-term rates by 50 basis points (0.50%), taking back 50 of the 75 basis points it gave last year, while news of renewed growth led the market to expect a rate hike by the European Central Bank, reversing its easing of 50 basis points in the first quarter of this year. The only major central bank which has maintained an accommodative monetary policy is the Bank of Japan (BOJ). Although the Japanese economy appears to have stabilized, the economic recovery has not firmed enough for the BOJ to change its zero interest-rate policy.

      Q: What were some of the key factors affecting performance?

      A: As mentioned earlier, the key factors affecting performance were the currency hedges, exposure to emerging markets, and country weightings. The Salomon Brothers World Government Bond Index was down 2.46% in unhedged terms, but in hedged terms it actually was up by 1.33%. Clearly, hedging helped performance over the past 12 months. The fund maintained partial hedges both on the Euro and on the Yen, which benefited overall return. Much of the dollar's strength is attributable to the strong performance of the U.S. equity market; demand from foreign buyers helped the U.S. dollar to rally. Meanwhile the Euro fell significantly after its introduction at the beginning of 1999, due to the combination of anemic growth in major Euro-bloc countries and low interest rates in the region. However, the strength of the U.S. dollar against the Yen and the Euro has waned somewhat in the past several months as a result of the deterioration of the U.S.-Japan trade balance, a rally in Japanese equities, and renewed economic growth in the Euro-bloc.

      Emerging markets significantly outperformed developed markets over the past year. The return on the J.P. Morgan Emerging Markets Bond Index Plus was almost 20% for the past 12 months. This performance is an indication of


                                              SCUDDER INTERNATIONAL BOND FUND 11

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      the degree to which an appetite for risk has returned to the market, as well as how the general improvement in economic growth has bolstered emerging markets. The fund has had a tactical exposure to emerging markets for most of 1999 and clearly benefited from this allocation. It is important to note that all emerging market debt we hold is sovereign debt.

      Country allocation also contributed to performance. Our relative positions in the United States versus peripheral dollar bloc countries -- New Zealand, Australia, and Canada -- had a positive impact on the fund. Early in the year, the fund was neutral to the dollar-bloc, overweight New Zealand, Australia, and Canada, but underweight the United States. We had forecast that the peripheral countries would outperform relative to the United States because they were not as far along in their business cycle. As the year progressed, we shifted out of the peripheral countries into the United States as growth began to accelerate significantly in the peripheral countries. Our underweighting in Japanese government bonds
      (JGBs) did not help the fund's performance. We did not favor JGBs as yields are the lowest in the index by a significant margin, making the country unattractive. While bond yields are rising in other developed countries, JGB yields remain unchanged due to the fragility of the economy in Japan. Thus, Japan has been the best performing country relative to others in the Salomon Brothers index.

      Q: How has renewed global growth, along with rising prices for such commodities as oil and gold, affected your strategy?

      A: Renewed global economic growth has made us more cautious about the impact of major central bank policy on developed bond markets, and has prompted us to be more favorable toward emerging markets. We are investing in countries where the markets have already priced in rate hikes to avoid an aggressive sell-off resulting from a central bank tightening. For this reason, we like countries


12 SCUDDER INTERNATIONAL BOND FUND

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      whose central banks are being very pre-emptive in raising rates, such as the United States and the United Kingdom. Meanwhile, climbing commodity prices induce us to increase our exposure to emerging market countries which benefit from rising raw material prices. Furthermore, global growth in general benefits equity markets, and emerging market returns are positively correlated with equity returns. The renewal of global growth, therefore, could also continue to benefit emerging markets.

      Q: The European Monetary Union (EMU) has been in existence for almost a year. What effect has the EMU had on European bonds?

      A: The EMU remains young, thus we are closely watching developments in that market to monitor how various factors might affect relative performance. As anticipated, government bond returns among EMU countries are highly correlated, apart from a few isolated incidents that prompted brief nervousness about the EMU's stability. An unknown issue is how differing rates of inflation among the member countries will influence their bond returns.

      Also as anticipated, corporate issuance has increased significantly in Euro-denominated bonds. Growing deal size improves the liquidity of bonds in the Euro-corporate market. Nevertheless, broad diversification of corporate holdings is somewhat difficult as the predominant issuers remain in the finance and utility industries. We anticipate the ability to diversify will improve as the market matures.

      Q: What percentage of the portfolio consists of emerging-market bonds, and what impact have they had on the fund?

      A: Emerging-market exposure has varied from zero to 9% over the past year. We view the position as tactical rather than strategic, so we reduce the weight whenever we believe emerging markets represent too much risk for the portfolio. Another way we control the risk associated with emerging markets debt is to concentrate our holdings on the highest quality, lower volatility countries such as


                                              SCUDDER INTERNATIONAL BOND FUND 13

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      Mexico, Panama, and Argentina. As already noted, emerging markets have performed exceptionally well over the past 12 months, so the impact of these holdings on the fund has been quite positive.

      Q: Can you discuss some investments that did not fare well?

      A: The two investments that have not worked well for the fund were the underweight position in JGBs, and the decreased currency hedge of Euro against U.S. dollars. As mentioned earlier, JGBs have the lowest yield in the index, and we had forecast that the yields would rise in nearly any economic scenario that played out in Japan. If evidence of growth had materialized, yields were expected to rise as a result of inflation fears. Conversely, continued weakness would lead to a fiscal stimulus package that would increase the supply of JGBs, making yields rise and hurting returns. However, the Japanese economy has simply muddled through, not weak enough for significant stimulus packages -- though a moderate spending package is currently in discussion -- but not strong enough to generate inflation fears. Thus, JGBs have performed better than the government bonds of other countries in the index, which have sold off as global growth has begun to pick up.

      Recent reductions in our currency hedge on the Euro have also not helped the fund's performance. In the first six months of its existence, the Euro fell by over 10%, nearly reaching parity with the dollar. At that point we forecast that it would turn around and appreciate for two reasons. First, we believed that it was being overly punished for seemingly inconsistent and unclear communication by the European Central Bank, a situation that has improved markedly over the past few months. Second, economic growth in the Euro-bloc clearly began to turn up during the summer, and currency returns are positively correlated with economic strength.

      As the Euro stabilized and technicals suggested that it could rally, we began to reduce our hedge on the currency. Over the past several weeks, the Euro has again weakened


14 SCUDDER INTERNATIONAL BOND FUND

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      and languishes within a few percent of its lows. The sell-off has been attributable to the strength in the U.S. asset markets that have helped to sustain a buoyant U.S. dollar.

      Q: What is your strategy going forward?

      A: We continue to expect the Euro to strengthen relative to the dollar. We are maintaining our current hedge ratios while waiting for technical factors to indicate that the Euro is going to strengthen further.

      In Japan, although we expect higher yields in the long-term, we are considering increasing our exposure to JGBs. The market dynamics described above should continue to hold for the medium term, leading us to believe that yields should remain stable in Japan. We therefore would like to be closer to the benchmark weight until further evidence of the solid economic recovery is apparent.

      We are also considering an increase in our tactical weight to emerging markets debt. As noted earlier, the increase in global growth and stabilizing commodity prices are both positive for the emerging markets outlook. Furthermore, volatility levels have decreased dramatically over the past year, making the risk profile of emerging markets more attractive.


                                              SCUDDER INTERNATIONAL BOND FUND 15

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Scudder International Bond Fund:
A Team Approach to Investing

Scudder International Bond Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits fund investors by bringing together many disciplines and leveraging our extensive resources.

[PHOTO]
Jan C. Fuller

Lead portfolio manager Jan C. Faller, who joined the Adviser in 1999, assumed responsibility for the fund's day-to-day management and overall investment strategies in 1999. Mr. Faller was part of the global fixed income portfolio management team at an unaffiliated investment management company. Mr. Faller began his investment career in 1988.

[PHOTO]
Jeremy L. Ragus

Portfolio manager Jeremy L. Ragus joined the Adviser in 1990 and the team in 1999. Mr. Ragus is the director of Derivatives Trading, where he is responsible for all fixed income, equity, and currency derivatives. Mr. Ragus began his investment career in 1988.


16 SCUDDER INTERNATIONAL BOND FUND

Investment Portfolio                                      as of October 31, 1999
--------------------------------------------------------------------------------

                                                          Principal    Market
                                                           Amount     Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 3.3%
--------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette
   dated 10/29/1999 at 5.2%, to be repurchased at
   $3,953,713 on 11/1/1999, collateralized by a
   $3,956,000 U.S. Treasury Inflationary Index Note,                -----------
   3.625%, 1/15/2008 (Cost $3,952,000) .............     3,952,000    3,952,000
                                                                    -----------
--------------------------------------------------------------------------------
Short Term Notes 4.4%
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.16%, 11/1/1999 .     5,000,000    5,000,000
U.S. Treasury Bill, 4.6%, 11/12/1999 ...............       205,000      204,719
--------------------------------------------------------------------------------
Total Short Term Notes (Cost $5,204,712) ...........                  5,204,719
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Foreign Denominated Debt Obligations 83.6%
--------------------------------------------------------------------------------
British Pounds 11.3%
General Motors Acceptance Corp., 6.875%, 9/9/2004 ..     3,530,000    5,735,306
United Kingdom Treasury Bond, 8%, 6/10/2003 ........     4,400,000    7,646,735
                                                                    -----------
                                                                     13,382,041
                                                                    -----------
Costa Rican Colon 0.1%
Citibank Time Deposit, 16.25%, 11/1/1999 ...........    35,540,954      120,693
Citibank Time Deposit, 16.25%, 12/1/1999 ...........    15,340,000       52,093
                                                                    -----------
                                                                        172,786
                                                                    -----------
Euro 43.9%
Caisse D'Amort Dette Cades, 3.375%, 7/12/2004 ......     6,150,000    6,107,225
Depfa Pfandbrief Bank, 4.75%, 7/15/2008 ............     2,350,000    2,354,715
Federal Republic of Germany, 5%, 5/21/2001 .........     8,300,000    8,910,824
Federal Republic of Germany, 6.25%, 1/4/2024 .......     4,880,000    5,416,277
French Treasury Note, 4.5%, 7/12/2003 ..............     2,300,000    2,424,162
Government of France, 5.5%, 4/25/2007 ..............     8,300,000    9,028,083
Kingdom of Spain, 4.5%, 7/30/2004 ..................    13,820,000   14,354,778
Tokyo Electric Power Co., 4.375%, 5/14/2009 ........     3,600,000    3,444,017
                                                                    -----------
                                                                     52,040,081
                                                                    -----------
Japanese Yen 18.1%
Federal National Mortgage Association Global Issue
   2.125%, 10/9/2007 ...............................   680,000,000    6,761,486
Japan Development Bank, 2.875%, 12/20/2006 ......... 1,400,000,000   14,688,106
                                                                    -----------
                                                                     21,449,592
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.


                                              SCUDDER INTERNATIONAL BOND FUND 17

--------------------------------------------------------------------------------
                                                          Principal     Market
                                                           Amount      Value ($)
--------------------------------------------------------------------------------
Norwegian Kroner 9.9%
Kingdom of Norway, 7%, 5/31/2001 ................       90,200,000   11,705,102
                                                                    -----------
El Salvadoran Colon 0.1%
Citibank Time Deposit, 8.25%, 11/22/1999 ........          603,082       68,814
                                                                    -----------
Turkish Lire 0.2%
J.P. Morgan Time Deposit, 65%, 11/26/1999 .......   47,518,325,225       98,838
J.P. Morgan Time Deposit, 68%, 11/12/1999 .......   46,348,461,448       96,405
                                                                    -----------
                                                                        195,243
                                                                    -----------
--------------------------------------------------------------------------------
Total Foreign Denominated Debt Obligations (Cost $97,784,582)        99,013,659
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. Dollar Denominated Debt Obligations 8.7%
--------------------------------------------------------------------------------
Argentine Republic, 11%, 12/4/2005 ................        230,000      219,650
Argentine Republic, Floating Rate Bond, Series L, LIBOR
   plus .8125% (6.8125%), 3/31/2005 ...............        374,000      331,065
Federative Republic of Brazil, "New" Money Bond, Floating
   Rate Bond, LIBOR plus .875% (7%), 4/15/2009 ....        370,000      271,950
Federative Republic of Brazil Global Bond, 10.125%,
   5/15/2027 ......................................        350,000      274,750
Government of Jamaica, 10.875%, 6/10/2005 .........        425,000      397,375
Government of Malaysia, 8.75%, 6/1/2009 ...........        150,000      154,125
Petroliam Nasional BHD, 8.875%, 8/1/2004 ..........        125,000      128,475
Republic of Bulgaria, Interest Arrears Bond, LIBOR plus
   .8125% (6.5%), 7/28/2011 .......................        575,000      438,438
Republic of Colombia, 7.625%, 2/15/2007 ...........        275,000      226,361
Republic of Colombia, 9.75%, 4/23/2009 ............        130,000      118,300
Republic of Panama, Interest Reduction Bond, Step-up
   Coupon, 4.25%, 7/17/2014 .......................        450,000      335,250
Republic of Panama, Past Due Interest Bond, LIBOR plus
   .8125 (6.5%), 7/17/2016 ........................        380,647      285,485
Republic of Peru, Floating Rate Interest Reduction Bond,
   3.75%, 3/7/2017 ................................        375,000      206,250
Republic of South Africa, 8.5%, 6/23/2017 .........        400,000      351,000
Republic of Turkey, 9.875%, 2/23/2005 .............        560,000      518,000
Republic of Venezuela, Debt Conversion Bond, Floating
   Rate Bond, Series DL, LIBOR plus .875% (6.3125%),
   12/18/2007 .....................................        202,380      162,572
Republic of Venezuela Global Bond, 9.25%, 9/15/2027        254,000      170,942
Republic of the Philippines, 9.875%, 1/15/2019 ....        330,000      320,100

    The accompanying notes are an integral part of the financial statements.


18 SCUDDER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
                                                         Principal      Market
                                                          Amount       Value ($)
--------------------------------------------------------------------------------
Slovak Republic, 9.5%, 5/28/2003 ..................        150,000      151,875
U.S. Treasury Bond, 8.5%, 2/15/2020 ...............      1,015,000    1,240,046
U.S. Treasury Note, 5.625%, 12/31/2002 ............      2,520,000    2,499,512
United Mexican States, Floating Rate Discount Bond
   (Detachable Oil Priced Indexed Value Recovery
   Rights), Series D, LIBOR plus .8125% (6.0675%),
   12/31/2019 .....................................        800,000      700,000
United Mexican States, Floating Rate Discount Bond
   (Detachable Oil Priced Indexed Value Recovery
   Rights), Series A, LIBOR plus .8125% (6.9325%),
   12/31/2019 .....................................        250,000      218,750
United Mexican States, 11.5%, 5/15/2026 ...........        500,000      558,400
--------------------------------------------------------------------------------
Total U.S. Dollar Denominated Debt (Cost $10,222,514)                10,278,671
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Purchased Options 0.0%
--------------------------------------------------------------------------------
Put on Japanese Yen, strike at JPY 107.71, expires                  -----------
   11/19/1999 (Cost $78,130) ......................    601,000,000       10,025
                                                                    -----------
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $117,241,938) (a)          118,459,074
--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $117,241,938. At October 31, 1999, net unrealized appreciation for all securities based on tax cost was $1,217,136. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $3,463,272 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,246,136.

--------------------------------------------------------------------------------

At October 31, 1999, outstanding written options were as follows:

                              Principal
                                Amount     Expiration                  Market
   Call Options                (000's)        Date     Strike Price   Value ($)
   ------------------------- ------------ ------------ ------------  ----------
   JPY .....................    601,000   11/19/1999   JPY  97.63         9,682
                                                                     -----------
   Total outstanding written options (Premiums received $78,130)....      9,682
                                                                     -----------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                                              SCUDDER INTERNATIONAL BOND FUND 19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Currency Abbreviation
   -------------------------------------------------------------------------
   ARA        Argentine Peso             MXP        Mexican Peso
   CAD        Canadian Dollar            NOK        Norwegian Kroner
   CLP        Chilean Peso               NZD        New Zealand Dollar
   CNR        Chinese Renminbi           PHP        Philippine Pesos
   COP        Colombian Peso             PLZ        Polish Zlotys
   EUR        Euro                       PSS        Peruvian New Sol
   GBP        British Pound              SEK        Swedish Kroner
   GRD        Greek Drachma              SKK        Slovakian Koruna
   HUF        Hungarian Forints          THB        Thai Bahts
   ILS        Israeli Shekel             TWD        Taiwan Dollar
   IND        Indonesian Rupiahs         USD        U.S. Dollar
   JPY        Japanese Yen               ZAR        South African Rands
   KRW        South Korean Won

    The accompanying notes are an integral part of the financial statements.


20 SCUDDER INTERNATIONAL BOND FUND

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of October 31, 1999
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments, at market (identified cost $117,241,938) .........   $ 118,459,074
Receivable for investments sold ...............................      23,406,734
Interest receivable ...........................................       2,601,275
Receivable for Fund shares sold ...............................         275,900
Unrealized appreciation on forward foreign currency exchange
   contracts ..................................................         241,708
Other assets ..................................................           1,847
                                                                  -------------
Total assets ..................................................     144,986,538

Liabilities
--------------------------------------------------------------------------------
Due to custodian bank .........................................       1,818,482
Payable for investments purchased .............................      26,762,972
Payable for Fund shares redeemed ..............................         130,998
Dividends payable .............................................          74,555
Net payable for closed forward foreign currency
   exchange contracts .........................................          76,559
Unrealized depreciation on forward foreign currency exchange
   contracts ..................................................         254,606
Written options, at value (premiums received $78,130) .........           9,682
Accrued management fee ........................................          61,814
Other payables and accrued expenses ...........................         327,373
                                                                  -------------
Total liabilities .............................................      29,517,041
--------------------------------------------------------------------------------
Net assets, at market value                                       $ 115,469,497
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income ..      (1,197,147)
Net unrealized appreciation (depreciation) on:
  Investments .................................................       1,217,136
  Written options .............................................          68,448
  Foreign currency related transactions .......................          36,268
Accumulated net realized gain (loss) ..........................     (71,399,662)
Paid-in capital ...............................................     186,744,454
--------------------------------------------------------------------------------
Net assets, at market value                                       $ 115,469,497
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
NetAsset Value, offering and redemption price per share
   ($115,469,497 / 11,597,052 shares of capital stock
   outstanding, $.01 par value, 200,000,000 shares of             --------------
   capital stock authorized) ..................................   $        9.96
                                                                  --------------

    The accompanying notes are an integral part of the financial statements.


                                              SCUDDER INTERNATIONAL BOND FUND 21

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Operations for the year ended October 31, 1999
--------------------------------------------------------------------------------

Investment Income
-------------------------------------------------------------------------------
Income:
Interest (net of foreign taxes withheld of $40,051) ..............  $ 7,747,622
                                                                    -----------
Expenses:
Management fee ...................................................    1,070,886
Services to shareholders .........................................      533,317
Custodian and accounting fees ....................................      265,434
Directors' fees and expenses .....................................       49,498
Reports to shareholders ..........................................       49,372
Auditing .........................................................       88,742
Legal ............................................................       23,432
Registration fees ................................................       24,831
Other ............................................................       16,790
                                                                    -----------
Total expenses before reductions .................................    2,122,302
Expense reductions ...............................................     (166,835)
                                                                    -----------
Expenses, net ....................................................    1,955,467
--------------------------------------------------------------------------------
Net investment income                                                 5,792,155
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ......................................................   (6,427,572)
Written options ..................................................      265,438
Futures contracts ................................................      539,202
Foreign currency related transactions ............................    2,010,919
                                                                    -----------
                                                                     (3,612,013)
                                                                    -----------
Net unrealized appreciation (depreciation) during the period on:
Investments ......................................................   (3,243,056)
Written options ..................................................       66,223
Futures contracts ................................................     (114,788)
Foreign currency related transactions ............................   (2,675,309)
                                                                    -----------
                                                                     (5,966,930)
-------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           (9,578,943)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     $(3,786,788)
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


22 SCUDDER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                           Four Months
                                           Year Ended         Ended
                                           October 31,     October 31,      Year Ended
Increase (Decrease) in Net Assets             1999             1998        June 30, 1998
----------------------------------------------------------------------------------------
Operations:
Net investment income ................   $   5,792,155    $   2,524,839    $  10,863,087
Net realized gain (loss) from
   investment transactions ...........      (3,612,013)        (743,681)      (8,465,656)
Net unrealized appreciation
   (depreciation) on investment
   transactions during the period ....      (5,966,930)      11,598,063       (2,412,343)
                                         -------------    -------------    -------------
Net increase (decrease) in net
   assets resulting from
   operations ........................      (3,786,788)      13,379,221          (14,912)
                                         -------------    -------------    -------------
Distributions to shareholders:
From net investment income ...........        (270,659)              --               --
                                         -------------    -------------    -------------
Tax return of capital ................      (5,521,496)      (2,524,839)     (10,863,087)
                                         -------------    -------------    -------------
Fund share transactions:
Proceeds from shares sold ............      42,572,195       15,356,428       44,825,847
Net asset value of shares issued
   to shareholders in
   reinvestment of distributions .....       4,745,145        2,041,754        8,732,391
Cost of shares redeemed ..............     (72,201,353)     (24,138,878)    (132,854,657)
                                         -------------    -------------    -------------
Net increase (decrease) in net
   assets from Fund share
   transactions ......................     (24,884,013)      (6,740,696)     (79,296,419)
                                         -------------    -------------    -------------
Increase (decrease) in net assets ....     (34,462,956)       4,113,686      (90,174,418)
Net assets at beginning of period ....     149,932,453      145,818,767      235,993,185

Net assets at end of period
   (including accumulated
   distributions in excess of net
   investment income of
   $1,197,147, $2,545,416, and           -------------    -------------    -------------
   $8,174,452, respectively) .........   $ 115,469,497    $ 149,932,453    $ 145,818,767
                                         -------------    -------------    -------------

Other Information
----------------------------------------------------------------------------------------
Increase (decrease) in Fund shares
Shares outstanding at beginning
   of period .........................      14,014,543       14,697,049       22,435,381
                                         -------------    -------------    -------------
Shares sold ..........................       4,149,793        1,491,084        4,361,357
Shares issued to shareholders in
   reinvestment of distributions .....         461,026          201,162          856,845
Shares redeemed ......................      (7,028,310)      (2,374,752)     (12,956,534)
                                         -------------    -------------    -------------
Net increase (decrease) in Fund
   shares ............................      (2,417,491)        (682,506)      (7,738,332)
Shares outstanding at end of             -------------    -------------    -------------
   period ............................      11,597,052       14,014,543       14,697,049
                                         -------------    -------------    -------------

    The accompanying notes are an integral part of the financial statements.


                                              SCUDDER INTERNATIONAL BOND FUND 23

Financial Highlights
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------
                                         1999(c)   1998(b)      1998(a)    1997(a)   1996(a)   1995(a)
---------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $10.70    $ 9.92       $10.52     $10.98    $11.43    $11.97
                                       ------------------------------------------------------------
Income from investment operations:
  Net investment income                   .46       .18          .61        .58       .73       .98
  Net realized and unrealized
  gain (loss) on investments             (.74)      .78         (.60)      (.46)     (.45)     (.54)
                                       ------------------------------------------------------------
  Total from investment
  operations                             (.28)      .96          .01        .12       .28       .44
Less distributions:
  From net investment income             (.02)       --           --       (.58)     (.12)       --
  Tax return of capital                  (.44)     (.18)        (.61)        --      (.61)     (.98)
                                       ------------------------------------------------------------
  Total distributions                    (.46)     (.18)        (.61)      (.58)     (.73)     (.98)
Net asset value, end of period         $ 9.96    $10.70       $ 9.92     $10.52    $10.98    $11.43
                                       ============================================================
Total Return (%)                        -2.70(d)   9.76(d)**     .10(d)     .94      2.59      3.92

Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                              115       150          146        236       515       910
Ratio of operating expenses
to average daily net assets (%)          1.50      1.50*        1.56       1.36      1.26      1.30
Ratio of operating expenses,
before expense reductions, to
average daily net assets (%)             1.63      1.58*        1.62       1.36      1.26      1.30
Ratio of net investment
income to average daily net
assets (%)                               4.44      5.20*        5.91       5.28      6.50      8.52
Portfolio turnover rate (%)             193.7     303.5*       190.1      298.2     275.7     318.5

(a)   For the years ended June 30.

(b) For the four months ended October 31, 1998. On September 15, 1998, the Board of Directors of the Fund changed the fiscal year end from June 30 to October 31.

(c)   For the year ended October 31, 1999.

(d) Total returns for certain periods would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

    The accompanying notes are an integral part of the financial statements.


24 SCUDDER INTERNATIONAL BOND FUND

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                October 31, 1999

A. Significant Accounting Policies

Scudder International Bond Fund (the "Fund") is a non-diversified series of Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Corporation, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees/Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts


                                              SCUDDER INTERNATIONAL BOND FUND 25

--------------------------------------------------------------------------------

and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options on currencies and wrote call options on currencies as a hedge against potential adverse price movements in the value of portfolio assets. In addition, during the period, the Fund purchased call options on securities as a temporary substitute for purchasing selected investments and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.


26 SCUDDER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio and as a temporary substitute for purchasing selected investments. In addition, the Fund also sold interest rate futures to hedge against declines in the value of portfolio securities and as a hedge against currency exchange rate fluctuations on securities held.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy


                                              SCUDDER INTERNATIONAL BOND FUND 27

--------------------------------------------------------------------------------

and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At October 31, 1999 the Fund had a net tax basis capital loss carryforward of approximately $73,227,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2002 ($64,329,000), October 31, 2003 ($6,093,000), October 31, 2006 ($494,000) and October 31, 2007 ($2,311,000), the
respective expiration dates.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investment in options, futures, forward foreign currency exchange contracts, foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.


28 SCUDDER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------

All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

For the year ended October 31, 1999, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $216,162,918 and $235,783,752, respectively. Purchases and sales of U.S. Government obligations aggregated $10,671,323 and $7,008,811, respectively.

The aggregate face value of futures contracts opened and closed during the year ended October 31, 1999 was $5,366,741 and $17,135,869, respectively.

Transactions in written options for the year ended October 31, 1999 are summarized as follows:

                                       Over-the-Counter
                                    Options on Currencies
                                        (000 omitted)
                              -----------------------------------
                                    NZD                 JPY           Premiums
                              -----------------------------------  ------------
Beginning of Period             12,200                   --         $  72,471
Written                         49,350              601,000           373,713
Closed                          (6,000)                  --           (36,180)
Exercised                      (17,700)                  --           (89,416)
Expired                        (37,850)                  --          (242,458)
                                                                    -----------
End of Period                       --              601,000         $  78,130
                                                                    -----------

C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Fund has agreed to pay to the Adviser a fee equal to an annual rate of 0.85% of the first $1,000,000,000 of average daily net assets and 0.80% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. The Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. In addition, the Adviser has agreed not to impose a portion of its management fee until February 29, 2000, and during such period to maintain the annualized expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. For the year ended October 31,


                                              SCUDDER INTERNATIONAL BOND FUND 29

--------------------------------------------------------------------------------

1999, the Adviser did not impose a portion of its management fee aggregating $166,835 and the amount imposed aggregated $904,051, which was equivalent to an annual effective rate of 0.69% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1999, the amount charged by SSC aggregated $315,573, of which $46,673 is unpaid at October 31, 1999.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended October 31, 1999, the amount charged to the Fund by STC aggregated $78,041, of which $18,815 is unpaid at October 31, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1999, the amount charged to the Fund by SFAC aggregated $114,645, of which $17,386 is unpaid at October 31, 1999.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At October 31, 1999, the Special Servicing Agreement expense charged to the Fund amounted to $17,341.

The Corporation pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended October 31, 1999, Directors' fees and expenses aggregated $49,498.


30 SCUDDER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------

D. Commitments

As of October 31, 1999 the Fund had entered into the following forward currency exchange contracts resulting in net unrealized depreciation of $12,898.

                                                                  Net Unrealized
                                                                   Appreciation
                                                    Settlement    (Depreciation)
 Contracts to Deliver        In Exchange For           Date           (U.S.$)
--------------------------------------------------------------------------------
USD            68,085     HUF        16,552,711      11/4/1999               57
USD            33,000     ILS           141,679      11/8/1999              364
USD            70,595     ZAR           426,043      11/8/1999           (1,288)
USD         1,526,826     SEK        12,425,314     11/12/1999          (11,300)
USD           115,293     IND       907,587,834     11/15/1999           17,368
USD            61,754     PHP         2,510,308     11/15/1999              780
USD           133,666     PLZ           548,911     11/15/1999           (4,032)
USD            33,000     SKK         1,352,769     11/15/1999             (348)
USD            66,000     THB         2,620,860     11/15/1999            1,839
USD            33,000     TWD         1,049,400     11/15/1999               95
USD            69,097     GRD        21,167,095     11/18/1999           (1,604)
USD            66,439     PLZ           272,599     11/18/1999           (2,113)
USD            33,000     ARA            33,321     11/19/1999              175
USD            93,789     CNR           782,432     11/22/1999              615
USD            33,459     PHP         1,351,759     11/22/1999              195
USD           155,613     SKK         6,316,315     11/22/1999           (3,155)
USD            60,336     THB         2,394,137     11/22/1999            1,627
USD            68,000     COP       133,892,000     11/26/1999             (535)
USD            65,832     ILS           282,575     11/26/1999              509
USD            35,000     PSS           122,360     11/26/1999             (136)
USD           914,087     EUR           853,848     11/29/1999          (12,173)
USD            54,371     KRW        65,299,571     11/29/1999              129
EUR           853,848     USD           902,346     11/29/1999              432
USD           117,078     CLP        64,462,938     11/30/1999               75
USD           102,476     ZAR           633,764     11/30/1999              273
USD            68,000     GRD        21,168,400      12/2/1999             (649)
USD            15,979     CLP         8,808,991      12/3/1999               23
USD            49,110     CNR           410,457       1/6/2000              316
USD           127,658     HUF        29,951,209      1/25/2000           (6,699)
EUR           894,025     USD           949,365      1/31/2000              429
EUR        11,128,031     USD        11,779,577      1/31/2000          (31,939)
USD         8,399,121     GBP         5,120,947      2/14/2000           29,438
JPY       420,198,109     USD         3,998,079      2/14/2000         (105,671)
GBP         7,545,460     USD        12,472,646      2/14/2000           53,583
NOK        57,525,252     USD         7,367,948      2/14/2000           26,001


                                              SCUDDER INTERNATIONAL BOND FUND 31

--------------------------------------------------------------------------------

                                                                  Net Unrealized
                                                                   Appreciation
                                                    Settlement    (Depreciation)
 Contracts to Deliver        In Exchange For           Date           (U.S.$)
--------------------------------------------------------------------------------
GBP         2,053,416     USD         3,419,965      2/14/2000           40,250
USD         4,607,150     CAD         6,852,307       3/7/2000           64,677
CAD         6,852,306     USD         4,598,863       3/7/2000          (72,964)
USD            17,000     MXP           187,808      9/15/2000              146
USD            17,000     MXP           188,258      9/18/2000              167
USD            17,000     MXP           187,255      9/20/2000               62
USD            70,000     ARA            75,495     10/26/2000            1,230
USD           100,000     MXP         1,123,000     10/31/2000              853
                                                                     -----------
                                                                        (12,898)
                                                                     -----------

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 1/3 percent of its net assets under the agreement.


32 SCUDDER INTERNATIONAL BOND FUND

Report of Independent Accountants
--------------------------------------------------------------------------------

      To the Trustees of Scudder Global/International Fund, Inc.
      and to the Shareholders of Scudder International Bond Fund:

      In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder International Bond Fund (the "Fund") at October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

      Boston, Massachusetts                           PricewaterhouseCoopers LLP
      December 20, 1999


                                              SCUDDER INTERNATIONAL BOND FUND 33

Tax Information
--------------------------------------------------------------------------------
                                                                October 31, 1999

      Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.


34 SCUDDER INTERNATIONAL BOND FUND

Officers and Directors
--------------------------------------------------------------------------------

Nicholas Bratt*
  o  President

Sheryle J. Bolton
  o  Director; Chief Executive Officer, Scientific Learning Corporation

William T. Burgin
  o  Director; General Partner, Bessemer Venture Partners

Keith R. Fox
  o  Director; Private Equity Investor

William H. Luers
  o  Director; Chairman and President, U.N. Association of America

Kathryn L. Quirk*
  o  Director, Vice President and Assistant Secretary

Joan E. Spero
  o  Director; President, Doris Duke Charitable Foundation

Thomas J. Devine
  o  Honorary Director; Consultant

William H. Gleysteen, Jr.
  o  Honorary Director; Consultant; Guest Scholar, Brookings Institution

Robert G. Stone, Jr.
  o Honorary Director; Chairman Emeritus of the Board and Director, Kirby Corporation

Susan E. Dahl*
  o  Vice President

Ann M. McCreary*
  o  Vice President

Gerald J. Moran*
  o  Vice President

M. Isabel Saltzman*
  o  Vice President

John Millette*
  o  Vice President and Secretary

John R. Hebble*
  o  Treasurer

Caroline Pearson*
  o  Assistant Secretary

*Scudder Kemper Investments, Inc.


                                              SCUDDER INTERNATIONAL BOND FUND 35

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds[
--------------------------------------------------------------------------------
 Money Market
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust
   Scudder Money Market Series --
    Prime Reserve Shares*
    Premium Shares*
    Managed Shares*
   Scudder Government Money Market
    Series -- Managed Shares*

 Tax Free Money Market+
   Scudder Tax Free Money Fund
   Scudder Tax Free Money Market
    Series -- Managed Shares*
   Scudder California Tax Free Money Fund**
   Scudder New York Tax Free Money Fund**

 Tax Free+
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund**
   Scudder Massachusetts Limited Term
    Tax Free Fund**
   Scudder Massachusetts Tax Free Fund**
   Scudder New York Tax Free Fund**
   Scudder Ohio Tax Free Fund**

 U.S. Income
   Scudder Short Term Bond Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder Corporate Bond Fund
   Scudder High Yield Bond Fund

 Global Income
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

 Asset Allocation
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio

 U.S. Growth and Income
   Scudder Balanced Fund
   Scudder Dividend & Growth Fund
   Scudder Growth and Income Fund
   Scudder Select 500 Fund
   Scudder S&P 500 Index Fund
   Scudder Real Estate Investment Fund

 U.S. Growth
 Value
   Scudder Large Company Value Fund
   Scudder Value Fund***
   Scudder Small Company Value Fund
   Scudder Micro Cap Fund
 Growth
   Scudder Classic Growth Fund***
   Scudder Large Company Growth Fund
   Scudder Select 1000 Growth Fund
   Scudder Development Fund
   Scudder 21st Century Growth Fund

 Global Equity
 Worldwide
   Scudder Global Fund
   Scudder International Value Fund
   Scudder International Growth and
    Income Fund
   Scudder International Fund++
   Scudder International Growth Fund
   Scudder Global Discovery Fund***
   Scudder Emerging Markets Growth Fund
   Scudder Gold Fund
 Regional
   Scudder Greater Europe Growth Fund
   Scudder Pacific Opportunities Fund
   Scudder Latin America Fund
   The Japan Fund, Inc.

 Industry Sector Funds
 Choice Series
   Scudder Financial Services Fund
   Scudder Heath Care Fund
   Scudder Technology Fund
 Preferred Series
   Scudder Tax Managed Growth Fund
   Scudder Tax Managed Small Company Fund


36 SCUDDER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs
   Traditional IRA
   Roth IRA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**[[
    Scudder Horizon Advantage**[[[
 Education Accounts
   Education IRA
   UGMA/UTMA
--------------------------------------------------------------------------------
Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The Korea Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder Global High Income Fund, Inc.
   Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

[ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*     A class of shares of the fund.

**    Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

[[ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

[[[ A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.


                                              SCUDDER INTERNATIONAL BOND FUND 37

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

Convenient ways to invest, quickly and reliably

      Automatic Investment Plan
      A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

      Automatic Dividend Transfer
      The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

      QuickBuy
      Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

      Payroll Deduction and Direct Deposit
      Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

      * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions

      Scudder Automated Information Line: SAIL(TM) -- 1-800-343-2890 Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

      Scudder's Web Site -- www.scudder.com
      Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.


38 SCUDDER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

Retirees and those who depend on investment proceeds can enjoy these convenient, timely, and reliable automated withdrawal programs

      Automatic Withdrawal Plan
      You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.

      Distributions Direct
      Automatically deposits your fund distributions into the bank for living expenses account you designate within three business days after each distribution is paid.

      QuickSell
      Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services

      Call a Scudder representative at
      1-800-SCUDDER

      Or visit our Web site at
      www.scudder.com

Please address all written correspondence to

      The Scudder Funds
      PO Box 2291
      Boston, Massachusetts
      02107-2291


                                              SCUDDER INTERNATIONAL BOND FUND 39

SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group

About the Fund's Adviser

      Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

      Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

      Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

      This information must be preceded or accompanied by a current prospectus.

      Portfolio changes should not be considered recommendations for action by individual investors.

      RT0181099
      86-6-109


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